FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549





                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        DATE OF REPORT:  AUGUST 8, 2002
                       (Date of earliest event reported)


                           KIMBERLY-CLARK CORPORATION
             (Exact name of registrant as specified in its charter)


              DELAWARE                      1-225               39-0394230

    (State or other jurisdiction       (Commission File        (IRS Employer
         of incorporation)                  Number)         Identification No.)


               P.O. BOX 619100, DALLAS, TEXAS                   75261-9100
          (Address of principal executive offices)              (Zip Code)


                                 (972) 281-1200
              (Registrant's telephone number, including area code)

Item 9.  Regulation FD Disclosure
---------------------------------

On August 8, 2002, Wayne R. Sanders and John W. Donehower, the Corporation's Chief Executive Officer and Chief Financial Officer, respectively, submitted to the Securities and Exchange Commission (the "Commission") their Statements Under Oath required by the Commission's Order pursuant to Section 21(a)(1) of the Securities and Exchange Act of 1934 (Commission File No. 4-460). A copy of Mr. Sanders' sworn statement is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference. A copy of Mr. Donehower's sworn statement is attached to this Form 8-K as Exhibit 99.2 and is incorporated herein by reference.


                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                           KIMBERLY-CLARK CORPORATION


Date:  August 8, 2002                   By:  /s/ John W. Donehower
                                             -------------------------

                                             John W. Donehower
                                             Senior Vice President and
                                             Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------


(99.1) A copy of Wayne R. Sanders' Statement Under Oath, dated August 8, 2002, filed with the Commission in accordance with the Commission's Order Pursuant to Section 21(a)(1) of the Securities and Exchange Act of 1934 (Commission File No. 4-460).

(99.2) A copy of John W. Donehower's Statement Under Oath, dated August 8, 2002, filed with the Commission in accordance with the Commission's Order Pursuant to Section 21(a)(1) of the Securities and Exchange Act of 1934 (Commission File No. 4-460).

Exhibit  99.1
-------------

               STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Wayne R. Sanders, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Kimberly-Clark Corporation, and, except as corrected or supplemented in a subsequent covered report:

    - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

    - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

    - Annual Report of Kimberly-Clark Corporation on Form 10-K filed with the Commission on March 18, 2002.

    - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Kimberly-Clark Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

    -    any amendments to any of the foregoing.



  /s/ Wayne R. Sanders                  Subscribed and sworn to
------------------------------
Wayne R. Sanders                        before me this 8th day of
Chairman of the Board and               August  2002.
Chief  Executive  Officer
(principal executive officer)           /s/
                                        --------------------------------------
                                        Notary Public
August 8, 2002

                                        My Commission Expires:
                                                                --------------

Exhibit  99.2
-------------

               STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, John W. Donehower, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Kimberly-Clark Corporation, and, except as corrected or supplemented in a subsequent covered report:

    - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

    - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

    - Annual Report of Kimberly-Clark Corporation on Form 10-K filed with the Commission on March 18, 2002.

    - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Kimberly-Clark Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

    -    any amendments to any of the foregoing.



  /s/ John W. Donehower                 Subscribed and sworn to
------------------------------
John W. Donehower                       before me this 8th day of
Senior Vice President and               August 2002.
Chief Financial Officer
(principal financial officer)           /s/
                                        ---------------------------------------
                                        Notary Public
August 8, 2002

                                        My Commission Expires:

                                                                ---------------